UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 06, 2024

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600
Spokane, Washington		99201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2024, the Board of Directors (the “Board”) of PotlatchDeltic Corporation (the “Company”) approved and adopted an amendment and restatement of the Company’s Bylaws (the “Amended Bylaws”) to modernize and clarify the Company’s Bylaws and align the provisions of the Company’s Bylaws with common practice among publicly-traded Delaware corporations. Among the changes contained in the Amended Bylaws are the following:

•
The Amended Bylaws revise the advance notice disclosure requirements to make them easier to follow and remove redundancies. These revisions include aligning the information requirements for stockholders nominating directors with the requirements for stockholders proposing other business. The amendments also clarify certain requirements for the stockholder proposing business or nominating directors at an annual or special meeting of stockholders to provide information about the stockholder’s direct or indirect ownership interest in securities of the Company, including clarifying the various types of derivative or synthetic arrangements and short interests in respect of any class or series of shares of the Company that must be disclosed. The Amended Bylaws also require the proposing stockholder to disclose material relationships and any direct or indirect interests in material contracts or agreements with the Company or any of its affiliates.
•
The Amended Bylaws also continue to require such stockholders to provide additional information regarding any person the stockholder proposes to nominate for election or re-election as a director (the “nominee”). The amendments add requirements that the notice of a director nomination must be accompanied by (i) a completed written questionnaire regarding certain information about the nominee of the type required in the Company’s annual questionnaire for directors and officers, (ii) a written representation and agreement by the nominee regarding the absence of any agreement between the nominee and any other party as to how the person will act or vote on any issue or question, the absence of any agreement or arrangement by the nominee with any other party for compensation, reimbursement or indemnification in connection with service or action as a director of the Company, and compliance with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines of the Company, (iii) a written statement of the nominee’s intent to serve as a director for the full term, if elected, and (iv) if the nominee is nominated in accordance with Rule 14a-19, the nominee’s consent to being named in the Company’s form of proxy and ballot.
•
The Amended Bylaws require that the information provided in a stockholder’s notice or materials proposing business or making a director nomination be updated or provided, as the case may be, so that such notice shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten business days prior to the meeting.
•
The Amended Bylaws address the universal proxy rules adopted by the U.S. Securities and Exchange Commission in the following ways:
o
requiring that any stockholder giving notice of a nomination for director include a representation as to whether the stockholder intends to solicit proxies in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
o
requiring that a nominating stockholder provide reasonable evidence of compliance with Rule 14a-19(a)(3) no later than five business days prior to the applicable meeting;
o
clarifying that the chair of the meeting may disregard any votes for a director nominee of a stockholder and the nomination of such nominee if the stockholder commences the solicitation and nomination in accordance with Rule 14a-19 and subsequently fails to comply with any of the requirements of Rule 14a-19; and
o
clarifying that a stockholder may not nominate a greater number of director nominees than there are directors subject to election at the relevant meeting and may not use a white proxy card, with the white proxy card being reserved for the exclusive use of the Board.
•
The Amended Bylaws provide that (i) the Court of Chancery of the State of Delaware (the “Chancery Court”) shall be the exclusive forum for certain actions, suits or proceedings brought against the Company, its directors, officers, or employees, or derivative actions brought on behalf of the Company (except for derivative actions brought under the Exchange Act if applicable law requires such claims to be brought in a federal district court) and (ii) the federal district courts shall be the exclusive forum for the resolution of any complaint or cause of action arising under the Securities Act of 1933, as amended.
•
The Amended Bylaws also include certain other technical, conforming, modernizing or clarifying changes to the Amended Bylaws, including without limitation authorizing the Board of Directors to determine that the meetings of the stockholders may be held virtually, correcting conflicting language regarding the standard for voting in uncontested director elections, and consolidating the provisions regarding stockholder nominations and other business into a single section.

The Amended Bylaws are filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of PotlatchDeltic Corporation, effective December 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PotlatchDeltic Corporation

Date:	December 6, 2024	By:	/s/ Michele L. Tyler
Michele L. Tyler Vice President, General Counsel and Corporate Secretary